Exhibit 10.14

PROMISSORY NOTE

Principal $200,000.00	Loan Date 08-04-2011	Maturity	Loan No 72001	Call / Coll 1766 / U8	Account 7200118427	Officer HC	Initials

References in the box above are for Lender's use only and do not limit the application of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower:	Healthcare Distribution Specialists LLC				Lender:	EagleBank
	9337 Fraser Avenue					Bethesda Main
	Silver Springs, MD 20910					7815 Woodmont Avenue
Bethesda, MD 20814

Principal Amount: $200,000.00	Date of Note: August 4, 2011

PROMISE TO PAY.   Healthcare  Distribution Specialists  LLC ("Borrower") promises  to pay to EagleBank ("lender"), or order, in lawful  money of the United States  of America, on demand, the principal amount  of Two  Hundred Thousand & 00/100 Dollars ($200,000.00) or so much as may be outstanding, together  with  Interest  on the unpaid outstanding  principal balance of each advance.    Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT.   Borrower will pay this loan in full Immediately upon Lender’s demand.   Borrower  will  pay regular monthly  payments  of all accrued unpaid Interest  due as of each payment  date, beginning September  4, 2011, with  all subsequent  interest  payments  to be due on the same day of each month  after  that.   Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid Interest; then to principal; then to any late charges; and then to any unpaid collection costs.    Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE.   The Interest  rate on this Note is subject  to change  from  time to time based on changes  in an Independent  index which is the base rate on corporate  loans posted by  at least 70% of  the 10  largest  U.S. banks  known as the Wall Street  Journal U.S. Prime Rate  (the "Index"}.  The Index is not necessarily the lowest rate charged by Lender on Its loans.   If the Index becomes  unavailable  during the term  of  this  loan,  Lender may  designate  a substitute Index  after  notifying Borrower.   Lender will tell Borrower the current Index rate upon Borrower's request.    The interest rate change will not occur more often than each day.    Borrower  understands  that  Lender may  make  loans based  on  other  rates  as  well. Interest   on  the  unpaid  principal  balance  of  this  Note  will  be  calculated   as  described  in  the  "INTEREST CALCULATION METHOD" paragraph using a rate of 1.000 percentage  point  over the Index, rounded up to the nearest 0.125 percent.    NOTICE: Under  no  circumstances will  the  Interest  rate  on  this  Note  be  less  than  5.500% per  annum  or  more than  the  maximum rate  allowed  by applicable law.

INTEREST CALCULATION METHOD.   Interest  on this  Note Is computed  on a 365/360 basis; that  is,  by applying  the  ratio of the  Interest  rate over  a year  of  360 days,  multiplied  by  the  outstanding  principal  balance,  multiplied by  the  actual number  of  days  the  principal  balance  Is outstanding.  All Interest payable under this Note Is computed using this method.

PREPAYMENT.  Borrower  agrees that  all loan fees and other prepaid  finance charges are earned fully  as of the date of the loan and will  not be subject  to  refund  upon  early payment (whether voluntary  or  as a  result  of  default),  except  as otherwise  required  by  law.      Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due.   Early payments will not,  unless agreed to by  Lender  In writing, relieve  Borrower  of  Borrower's obligation  to  continue  to  make  payments  of  accrued  unpaid  interest.     Rather, early payments will reduce the principal balance due.   Borrower agrees not to send Lender payments marked “paid in full", ''without recourse", or similar language.   If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender.  All written communications concerning disputed  amounts, including  any check or other  payment  Instrument that  Indicates  that  the payment  constitutes "payment In full" of the amount  owed  or that  is tendered with other conditions or  limitations  or  as  full  satisfaction of  a  disputed  amount  must  be  mailed  or  delivered  to:    EagleBank,  Bethesda  Main,  7815 Woodmont Avenue,  Bethesda, MD  20814.

LATE CHARGE.  If a regularly scheduled Interest payment Is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $5.00, whichever is greater.   If lender demands payment  of this loan, and Borrower  does not pay the loan in full within 10 days after  lender's demand,  Borrower  also will  be charged  either  5.000% of the unpaid portion  of  the sum  of the  unpaid principal plus accrued unpaid Interest or $5.00, whichever is greater.

INTEREST AFTER DEFAULT.   Upon  default,  Including  failure  to pay  upon  final  maturity, the  interest  rate on  this  Note  shall be Increased by adding  an additional  5.000 percentage  point  margin  ("Default Rate  Margin").   The  Default  Rate Margin  shall  also  apply  to  each  succeeding interest  rate  change  that  would have  applied  had  there  been no default. However, in no event will the Interest rate exceed the maximum Interest rate limitations under applicable law.

LENDER'S RIGHTS.   Upon  Lender's  demand,  Lender may  declare  the entire  unpaid  principal  balance  under this  Note  and all  accrued  unpaid Interest,  together  with   all other  applicable  fees, costs  and charges,  if any,  immediately  due  and payable,  and  then  Borrower  will  pay  that amount.

ATTORNEYS' FEES; EXPENSES.   Subject to any limits  under applicable  Jaw, upon default,  Borrower  agrees to pay Lender's  attorneys' fees and all  of  Lender's   other  collection expenses,  whether or  not  there  Is  a  lawsuit,  Including  without  limitation legal  expenses   for  bankruptcy proceedings.

JURY WAIVER.   LENDER AND BORROWER EACH HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH LENDER OR BORROWER MAY  BE PARTIES, ARISING OUT OF, OR IN  ANY  WAY  PERTAINING TO, THIS  NOTE.  IT IS AGREED THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS.

PROMISSORY NOTE

Loan No: 72001	(Continued)	Page 2

THIS WAIVER IS  KNOWINGLY,  WILLINGLY  AND  VOLUNTARILY  MADE  BY  LENDER AND  BORROWER, AND  LENDER AND  BORROWER EACH HEREBY REPRESENT THAT  NO REPRESENTATIONS OF FACT OR OPINION HAVE  BEEN MADE  BY ANY  INDIVIDUAL  TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY  MODIFY OR NULLIFY ITS EFFECT.  BORROWER FURTHER REPRESENTS THAT BORROWER HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF BORROWER'S OWN FREE WILL, AND THAT BORROWER HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

GOVERNING LAW.   This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Maryland without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Maryland.

CONFESSED JUDGMENT. UPON THE OCCURRENCE OF A DEFAULT, BORROWER HEREBY AUTHORIZES ANY ATTORNEY DESIGNATED BY LENDER OR ANY CLERK OF ANY COURT OF RECORD TO APPEAR FOR BORROWER IN ANY COURT OF RECORD AND CONFESS JUDGMENT WITHOUT  PRIOR HEARING AGAINST  BORROWER IN FAVOR OF LENDER FOR, AND IN THE AMOUNT  OF, THE UNPAID BALANCE  OF THE PRINCIPAL AMOUNT  OF THIS NOTE, ALL INTEREST ACCRUED AND UNPAID THEREON, ALL OTHER AMOUNTS PAYABLE BY BORROWER TO LENDER UNDER  THE  TERMS  OF THIS  NOTE OR  ANY  OTHER AGREEMENT,  DOCUMENTS, INSTRUMENT  EVIDENCING, SECURING OR GUARANTYING  THE OBLIGATIONS EVIDENCED BY THIS NOTE, COSTS OF SUIT, AND ATTORNEYS' FEES OF FIFTEEN PERCENT (15%)  OF THE UNPAID BALANCE OF THE PRINCIPAL AMOUNT OF THIS NOTE AND INTEREST THEN DUE HEREUNDER.

Borrower  hereby releases, to the extent  permitted by applicable law, all errors  and all rights  of exemption, appeal, stay  of execution, Inquisition, and other rights  to which  Borrower  may otherwise be entitled  under the laws  of the United States  or of any state  or possession  of the United States now  In force and which  may hereafter  be enacted.   The authority  and power  to appear for and enter  judgment against Borrower  shall not be exhausted  by  one or more exercises  thereof  or by  any Imperfect  exercise  thereof  and shall not  be extinguished  by any judgment  entered pursuant  thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdictions as often as Lender shall deem necessary or desirable, for all of which this Note shall be a sufficient warrant.

DISHONORED ITEM FEE.  Borrower will pay a fee to Lender of $35.00 if Borrower makes a payment on Borrower's loan and the check with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account}.  This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open In the future.    However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law.  Borrower  authorizes Lender, to the extent permitted by applicable law,  to charge or setoff  all sums owing on the indebtedness  against  any and all such accounts, and, at Lender's  option, to administratively freeze all such accounts  to allow Lender to protect  Lender's  charge and setoff rights  provided in this paragraph.

COLLATERAL.    Borrower  acknowledges this  Note  Is secured  by  the  following collateral  described  in  the  security  Instrument listed  herein: inventory, chattel paper, accounts, equipment  and general intangibles  described in a Commercial Security  Agreement  dated August  4, 2011.

LINE OF CREDIT.  This Note evidences a revolving line of credit.   Advances under this Note may be requested only in writing by Borrower or as provided in this paragraph.   All communications, instructions, or directions by telephone or otherwise to lender are to be directed to lender's office shown above.   The following person  or persons  are authorized,  except  as provided  in this paragraph, to request  advances  and authorize payments  under the line of credit  until Lender receives  from  Borrower,  at Lender's  address shown  above, written notice  of revocation  of  such authority:  Mackie  A. Barch, Sole Member/Manager of  Healthcare  Distribution Specialists  LLC.    All Advance  requests  must  be In writing on Lender's  Transfer  Request Form, and must  be received  by 3:00  PM on a day the Federal Reserve Bank Is open In order to receive  same  day credit.   Any requests received after 3:00 PM, may be processed on the next business day.   Borrower agrees to be liable for all sums either:   (A) advanced in accordance with the Instructions of an authorized person or   {B) credited to any of Borrower's accounts with Lender.  The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's Internal records, including daily computer print outs.

ERRORS AND OMISSIONS. Borrower   agrees,  if  requested  by  Lender,  to  fully  cooperate  In  the  correction, if  necessary  in  the  reasonable discretion of Lender, of any and all loan  closing  documents  so that  all documents accurately  describe  the loan between  Lender and Borrower. Borrower agrees to  assume  all costs  Including  by way  of illustration and not limitation, actual  expenses,  legal fees and marketing  losses  for failing to reasonably  comply with Lender's  requests within thirty  (30) days.

PROMISSORY NOTE

Loan No: 72001	(Continued)	Page 3

CONSENT TO JURISDICTION.  Borrower  Irrevocably  submits  to the jurisdiction of any state or federal court  sitting  in the State of Maryland  over any suit,  action,  or proceeding  arising  out  of or relating  to this Note.   Borrower  Irrevocably  waives, to the  fullest  extent  permitted by law,  any objection that Borrower  may now  or hereafter  have to the laying of venue of any such suit,  action, or proceeding  brought In any such court  and any claim that any such suit, action,  or proceeding brought  In any such court  has been brought  In an inconvenient  forum.    Final judgment In any such  suit, action,  or proceeding  brought In any such court  shall be conclusive  and binding  upon Borrower  and may be enforced  in any court  in which Borrower  is subject to jurisdiction by a suit upon such judgment  provided  that service of process is effected  upon Borrower  as provided  in this Note or as otherwise permitted by applicable law.

SUCCESSOR INTERESTS.   The  terms  of  this  Note  shall  be  binding  upon  Borrower, and  upon  Borrower's heirs,  personal  representatives, successors  and assigns, and shall inure to the benefit  of Lender and its successors and assigns.

GENERAL PROVISIONS.  If any part of this Note cannot be enforced, this fact will not affect the rest of the Note.   Borrower  does not  agree or intend  to pay,  and Lender does not  agree or intend  to contract for, charge, collect, take, reserve or receive  (collectively referred  to herein as "charge or collect"), any amount  In the  nature  of interest  or in the nature  of  a fee for  this  Joan, which would  In any way  or event  (including demand,  prepayment, or acceleration)  cause Lender to  charge  or collect  more for  this  loan  than  the maximum  Lender would  be permitted to charge or collect by federal law  or the law  of the State of Maryland (as applicable).   Any  such excess Interest  or unauthorized  fee shall, Instead of anything  stated  to the contrary, be applied  first  to reduce  the principal balance of  this loan, and when  the principal has been paid in full, be refunded  to Borrower.  Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them.   Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor.   Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time), this loan or release any party  or guarantor  or collateral;  or Impair, fail to realize upon or perfect Lender's security interest  in the collateral; and take  any other action deemed necessary  by Lender without the consent  of or notice  to anyone.   All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

APPLICABLE LENDING LAW.    To  the  extent  not  preempted  by  federal  law,  this  loan Is being  made  under  the  terms  and provisions  of  the Maryland  Interest  and Usury Law.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS.  BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

THIS NOTE IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS NOTE IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

BORROWER:

HEALTHCARE DISTRIBUTION SPECIALIST LLC

By:  /s/ Mackie A. Barch                                         (Seal)

Mackie A. Barch, Sole Member/Manager of

Healthcare Distribution Specialists LLC